UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2019, the Board of Directors of Youngevity International, Inc. (the “Company”) granted to David Briskie an option to purchase 541,471 shares of the Company’s common stock (the “Common Stock”). The stock option granted to Mr. Briskie has an exercise price of $5.56 per share, which is the closing price of the Common Stock on the date of the grant (January 9, 2019), vested upon issuance and expires ten (10) years from the date of the grant, unless terminated earlier. The stock option was granted pursuant to the Company’s Amended and Restated 2012 Stock Option Plan (the “2012 Option Plan”) and the Company’s existing registration statement on Form S-8 for the 2012 Stock Option Plan.

On January 9, 2019, the Board of Directors of the Company also granted to each non-executive member of the Board an option to purchase 50,000 shares of the Company’s Common Stock. The stock options granted have an exercise price of $5.56 per share, which is the closing price of the Common Stock on the date of the grant (January 9, 2019), vest upon issuance and expire ten (10) years from the date of the grant, unless terminated earlier. The stock options were granted pursuant to the Company’s 2012 Stock Option Plan and the Company’s existing registration statement on Form S-8 for the 2012 Stock Option Plan.

In addition, on January 9, 2019, the Board of Directors of the Company approved an amendment (the “Amendment”) to the 2012 Stock Option Plan to increase the number of shares available for issuance thereunder from 4,000,000 shares of Common Stock to 9,000,000 shares of Common Stock. The Amendment was also approved on January 9, 2019 by the stockholders holding a majority of the Company's outstanding voting securities but will not be effective until the 20th day following the mailing of a definitive information statement to Issuer’s stockholders regarding the Amendment (the “Approval Date”).

On January 9, 2019, the Board of Directors of the Company also agreed effective as of the Approval Date, to award an option to Steve Wallach to purchase 500,000 shares of the Company’s Common Stock, an option to Michelle Wallach to purchase 500,000 shares of the Company’s Common Stock and an option to David Briskie to purchase 458,529 shares of the Company’s Common Stock, each having an exercise price equal to the fair market value of the common stock on the Approval Date, vesting upon grant date and expiring ten (10) years thereafter.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Second Amended and Restated 2012 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: January 11, 2019	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amended and Restated 2012 Stock Option Plan.